UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026

Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 28, 2026, Huntington Bancshares Incorporated (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of its 4.623% Fixed-to-Floating Rate Senior Notes due 2032 (the “Senior Notes”) and $750,000,000 aggregate principal amount of its 5.605% Fixed-to-Fixed Rate Subordinated Notes due 2041 (the “Subordinated Notes” and together with the Senior Notes, the “Notes”). The Senior Notes were issued pursuant to a Senior Debt Securities Indenture (the “Senior Debt Indenture”), dated as of December 29, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as amended and supplemented by a Fifth Supplemental Indenture, dated as of August 21, 2023, between the Company and the Trustee (the “Fifth Supplemental Indenture”) and by a Ninth Supplemental Indenture, dated as of January 28, 2026, between the Company and the Trustee (the “Ninth Supplemental Indenture”). The Subordinated Notes were issued pursuant to a Subordinated Debt Securities Indenture (the “Subordinated Debt Indenture”), dated as of December 29, 2005, between the Company and the Trustee, as supplemented by a Fourth Supplemental Indenture, dated as of January 28, 2026, between the Company and the Trustee (the “Fourth Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of January 23, 2026, by and among the Company and, on behalf of themselves and the several underwriters named therein, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Huntington Securities, Inc.

The Senior Debt Indenture, Fifth Supplemental Indenture, Ninth Supplemental Indenture, Subordinated Debt Indenture, Fourth Supplemental Indenture, form of the Senior Notes and form of the Subordinated Notes are attached to this Current Report on Form 8-K as Exhibits and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the Senior Debt Indenture, the Fifth Supplemental Indenture, the Ninth Supplemental Indenture, the Subordinated Debt Indenture, the Fourth Supplemental Indenture and the Notes are more fully described in a prospectus supplement, dated January 23, 2026, filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 27, 2026, to the accompanying prospectus filed with the Commission on February 28, 2025, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-285441).

The foregoing descriptions of the Senior Debt Indenture, the Fifth Supplemental Indenture, the Ninth Supplemental Indenture, the Subordinated Debt Indenture, the Fourth Supplemental Indenture, the Senior Notes and the Subordinated Notes do not purport to be complete and are qualified in their entirety by reference to the Exhibits hereto.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-285441).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1
Senior Debt Indenture, dated as of December  29, 2005, between Huntington Bancshares Incorporated, as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference herein to Exhibit 4(d) to Huntington Bancshares Incorporated’s Form S-3 (File No. 333-131143) filed on January 19, 2006)

4.2
Fifth Supplemental Indenture, dated August 21, 2023, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Huntington Bancshares Incorporated’s Current Report on Form 8-K filed on August 21, 2023)

4.3	Ninth Supplemental Indenture, dated January 28, 2026, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee
4.4
Subordinated Debt Indenture, dated as of December  29, 2005, between Huntington Bancshares Incorporated, as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference herein to Exhibit 4(e) to Huntington Bancshares Incorporated’s Form S-3 (File No. 333-131143) filed on January 19, 2006)

4.5	Fourth Supplemental Indenture, dated January 28, 2026, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee
4.6	Form of 4.623% Fixed-to-Floating Rate Senior Notes due 2032 (included in Exhibit 4.3)
4.7	Form of 5.605% Fixed-to-Fixed Rate Subordinated Notes due 2041 (included in Exhibit 4.5)
5.1	Opinion of Venable LLP
5.2	Opinion of Wachtell, Lipton, Rosen & Katz
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
By:	/s/ Marcy Hingst
Marcy Hingst
General Counsel and Secretary
Date: January 28, 2026